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                                                                   EXHIBIT 10.39

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

  AGREEMENT, dated as of the 30th day of September, 1996, between Martin Rutstein ("Holder") and Carver Corporation, a Washington corporation, having its principal place of business at 20121 48th Avenue West, Lynnwood, Washington 98036 (the "Company").

  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holder and the Company are entering into a Warrant Agreement pursuant to Holder is receiving warrants (the "Warrants") to purchase up to 120,000 shares (the "Warrant Shares") of common stock, $.01 par value, of the Company ("Common Stock"); and

  WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the Warrant Shares,

  NOW, THEREFORE, the parties hereto mutually agree as follows:

  1.  REGISTRATION RIGHTS.
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      (a) Registration Under the Securities Act of 1933. None of the Warrants or
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      the Warrant Shares have been registered for purposes of public distribution under the Securities Act of 1933, as amended (the "Act").

      (b) Registrable Securities. As used herein, the term "Registrable
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Security" means the Warrant Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Registrable Securities; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security, when as of the date of determination, (i) it has been effectively registered under the Act and disposed of pursuant thereto, (ii) registration under the Act is no longer required for subsequent public distribution of such security, (iii) it has ceased to be outstanding or (iv) it is no longer beneficially owned by a Holder or a permitted transferee of the rights of a Holder pursuant to Section 9 of this Agreement. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

       (c) Piggyback Registration. (i) If at any time on or prior to August 12,
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2002 the Company proposes to prepare and file one or more registration statements under the Act to register any shares of Common Stock on a registration form that may be used for registration of Registrable Securities (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form) (for purposes of this Section 1, collectively, the "Registration Statement"), it will give written notice of its intention

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to do so by registered mail or certified ("Notice"), at least twenty
(20) days prior to the filing of each such Registration Statement, to each Holder. Upon the written request of any Holder (a "Requesting Holder"), made within twenty (20) days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall use its reasonable best efforts to effect the registration under the Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holder; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or other selling shareholder(s), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register.

           (ii) If securities are proposed to be offered for sale pursuant to such Registration Statement by other security holders of the Company and the total number of securities to be offered by the Requesting Holder and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of Registrable Securities to be offered by the Requesting Holder pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Requesting Holder) as the original number of Registrable Securities proposed to be sold by the Requesting Holder bears to the total original number of securities proposed to be offered by the Requesting Holder and the other selling security holders.

           (iv) Notwithstanding the provisions of this Section 1(c), the Company shall have the right at any time after it shall have given written notice pursuant to this Section 1(c) (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.


       2.  COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION.  The Company
           -----------------------------------------------------
covenants and agrees as follows:

           (a) In connection with any registration under Section I(d) hereof, the Company shall use its best efforts to file the Registration Statement as expeditiously as possible, but in any event no later than forty-five (45) days following receipt of any demand therefor, shall use its reasonable best efforts to have any such Registration Statement declared effective at the earliest possible time and shall furnish each holder of Registrable Securities such number of prospectuses as shall reasonably be requested.

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           (b) The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to this Agreement including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses. However, each Holder shall be solely responsible for the fees of any counsel retained by him or her in connection with such registration and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by him or her.

           (c) The Company shall indemnify and hold harmless each Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by a Holder or underwriter expressly for use therein; which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Act and each officer, director, employee and agent of such underwriter. The Holder and any such underwriter and other person, shall be obligated to indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter or other person expressly for use therein.

           (d) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party, and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

           (e) Nothing contained in this Agreement shall be construed as requiring the Holder to exercise the Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

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           (f) The Company shall deliver promptly to the Holder of Registrable
Securities participating in the offering in which the Holder's shares are being registered pursuant to Section 1(c) hereof copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement and permit the Holder and underwriters to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as the Holder of Registrable Securities or underwriter shall reasonably request.

           (g) Upon the written request therefor by the Holder, the Company shall include in the Registration Statement covering any of the Registrable Securities any other shares of Common Stock held by the Holder as of the date of filing of such Registration Statement, provided that such holder pays the incremental costs associated with registration of such additional shares.

      3. Additional Terms.  The following provisions shall be applicable to any
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Registration Statement filed pursuant to Section 1 of this Agreement:

           (a) If any stop order shall be issued by the Commission in connection with registration hereunder, the Company will use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to a public offering, as shall be reasonably requested by the holder to permit the Holder to make a public distribution of his or her Registrable Securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the Holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company, would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

           (b) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell his or her Registrable Securities.

           (c) The Holder, upon receipt of notice from the Company that an event has

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occurred which requires a post-effective amendment to the Registration
Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his or her Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

           (d) The Company shall not be required to include any Registrable Securities in a registration pursuant to this Agreement unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. Furthermore, Holder shall cooperate with the Company in connection with the preparation of a Registration Statement, and for so long as the Company is obligated to file and keep effective the Registration Statement, shall provide to the Company, in writing, for use in the Registration Statement, all such information regarding Holders and his or its plan of distribution with respect to the Registrable Securities covered thereby as the Company from time to time may reasonably request to prepare the Registration Statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith. Holder covenants that it will promptly notify the Company in writing of any changes in the information set forth in a Registration Statement regarding such Holder or his or its plan of distribution of Registrable Securities covered thereby.

      4. Amendment or Waiver. The provisions of this Agreement may be amended
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at any time and from time to time, and particular provisions of this Agreement may be waived, with an agreement or consent in writing, executed in one or more counterparts, signed by the Company and by Holders holding not less than a majority of the Registrable Securities outstanding and held by holders as of the date of such amendment or waiver. Any amendment or waiver effected in accordance with this paragraph shall be binding on the Company and all Holders.

      5. Entire Agreement. This Agreement constitutes the entire agreement of
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the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      6. Execution in Counterparts. This Agreement may be executed in one or
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more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      7. Notices. All notices, requests, demands or other communications
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required by or otherwise given with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), four days after being mailed by United States first-class mail, postage prepaid and return receipt requested, or when delivered by facsimile (if a confirming copy is sent by mail as aforesaid), in each case to the applicable addresses set forth below:

      If to the Holder, to his or her address set forth on the signature page of this

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 Agreement.

      If to the Company, to the address set forth on the first page of this Agreement.

      8.  Binding Effect; Benefits.  A Holder may assign his or her rights here
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under to a transferee or assignee of at least 15,000 Registrable Securities, as adjusted by any stock split, stock dividend or similar change in the Common Stock, provided in any event that the Company is given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and provided, further, that the transferee or assignee agrees in writing to abide by and assume each and every duty and obligation of a holder pursuant to this Agreement. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives, successors and such permitted assigns, any rights or remedies under or by reason of this Agreement.

      9.  Headings. The headings contained herein are for the sole purpose of
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convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

      10. Severability. Any provision of this Agreement which is held by a court
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 of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      11. Governing Law. This Agreement shall be deemed to be a contract made
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under the laws of the State of Washington and for all purposes shall be construed in accordance with the laws of said State without regard to the conflicts of laws provisions thereof.

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     IN WITNESS WHEREOF, this Registration Rights Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                 CARVER CORPORATION



                                 By: /s/ John P. World
                                 Name: John P. World
                                 Title: Executive Vice President

                                 MARTIN RUTSTEIN:



                                 /s/ Martin Rutstein
                                 Martin Rutstein


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